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                                                                   EXHIBIT 10.29

                           FIRST AMENDED AND RESTATED

                  AGREEMENT REGARDING CONFIDENTIAL INFORMATION


                                                    Agreement Number: STL92602B
                                           Date of Agreement: February 22, 1993


This is an Agreement Regarding Confidential Information (hereinafter called "Agreement") between International Business Machines Corporation, with an address for purpose of this Agreement at Santa Teresa Laboratory, 555 Bailey Avenue, San Jose, CA 95141, (hereinafter called "IBM") and Object Design, Inc., with an address at 25 Burlington Mall Road, Burlington, MA 01803, (hereinafter called "ODI"). Subsidiaries of IBM and ODI may become additional parties to this Agreement in accordance with Section 9.1 hereof.

1.0 RECITALS

WHEREAS, it is the intention of the parties to exchange Information in connection with certain studies, development activities, and licensing activities under certain other Agreements to be entered into between the parties that will reference this Agreement;

WHEREAS, the parties desire to maintain the confidential nature of their Confidential Information and to establish their rights and obligations with respect to the Information exchanged pursuant to the Other Agreements; and

WHEREAS, the parties have previously entered into certain agreements under which Confidential Information was exchanged, and the parties desire to replace those agreements with this Agreement with respect to Information disclosed after the date hereof;

NOW THEREFORE, for and in consideration of the mutual promises and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

2.0 DEFINITIONS
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         In addition to definitions set forth elsewhere in this Agreement, the capitalized terms set forth in this section shall have the meanings indicated.

2.1      Authorized Representative shall mean:

         1. For IBM, any person listed in Appendix D.

         2. For ODI, any person listed in Appendix E.

         3. For any Subsidiary of IBM or ODI, any person listed as an Authorized Representative in a Subsidiary Addendum.

Any party may change the persons listed as their Authorized Representatives by providing a new Appendix D or E, or a revised Subsidiary Addendum, as appropriate.

2.2 Class I Confidential Information shall mean all Information of one of the parties hereto that is disclosed to another party hereto during the term of this Agreement, other than Non- Confidential Information and Class II Confidential Information.

2.3 Class II Confidential Information shall mean all Information that is disclosed as Class II Confidential Information under the provisions of Section 5.0, "DISCLOSURE OF CLASS II CONFIDENTIAL INFORMATION."

2.4 Code shall mean computer programming code.

2.4.1 Object Code shall mean computer programming code, substantially or entirely in binary form, which is directly executable by a computer after suitable processing but without the intervening steps of compilation or assembly.

2.4.2 Source Code shall mean computer programming code, other than Object Code, and related source code level system documentation, comments and procedural code such as job control language, which may be printed out or displayed in a human-intelligible form.

2.5 Confidential Information shall mean all Class I Confidential Information and Class II Confidential Information.

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2.6 Contracting Party shall mean either IBM or ODI, or a Related Company permitted pursuant to Section 9.2, in its capacity as a party that has engaged a Contractor and wishes to disclose Confidential Information of an Unrelated Company to such Contractor.

2.7 Contractor shall mean any Special Contractor or On-Site Contractor.

         2.7.1 On-Site Contractor shall mean a person who has been engaged by a Contracting Party to provide services as an independent contractor to such party, where the contractor will perform such services at the facility of such party and where all of the rights, title and interest in any software or other developments made by the contractor in the performance of such services will be owned by such party.

         2.7.2 Special Contractor shall mean a third party who has been engaged by a Contracting Party to develop software products on behalf of or in cooperation with such party and in which such party will receive substantial ownership or marketing rights.

2.8 Design Notes shall mean computer programming design documents containing Information that (a) are marked or identified as (i) "Design Note XXII or "DN XX" (where "XX" denotes a number) and (ii) "ODI Confidential Restricted" and (b) have been formally designated as such after the customary ODI peer review process.

2.9 Information shall mean data, ideas, inventions, concepts, techniques, know-how, Code, works of authorship, and other information of any kind, whether presented in oral, visual, machine readable, written, or other form or medium (including graphic material).

2.10 Information Exchange Coordinator shall mean, for any party, any of the following persons: (i) its Authorized Representatives; and (ii) any person who is designated as an Information Exchange Coordinator in a Supplement or in a written notice to an Unrelated Company which is signed by an Authorized Representative of the designating party.

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2.11 Non-Confidential Information shall mean any Information that:

         1. Is already known by or in the possession of the Receiving Party, or any of its direct or indirect Subsidiaries or Parents, without obligation of confidence;

         2. Is independently developed by the Receiving Party, or any of its direct or indirect Subsidiaries or Parents;

         3. Is or becomes publicly available without breach of this Agreement;

         4. Is rightfully received by the Receiving Party, or any of its direct or indirect Subsidiaries or Parents, from a third party without obligation of confidence; or

         5. Is released for disclosure by the Receiving Party with the express written consent of the Disclosing Party.

Notwithstanding any marking or legend to the contrary, Object Code shall be considered Non-Confidential Information under this Agreement and shall not be subject to the obligations specified in Section 7.0, unless any two Unrelated Companies expressly agree otherwise in an applicable Supplement or in any of the Other Agreements; provided, however, that the Receiving Party shall not, and shall not permit anyone else to, decompile or disassemble any Object Code of the other party hereto.

2.12 Non-Contracting Party shall mean either IBM or ODI where an Unrelated Company is a Contracting Party.

2.13 Other Agreements shall mean agreements existing or contemplated between or among any two or more Unrelated Companies, including the Internal Use and Substrate Agreement, the Break-Up Agreement, the Master Agreement (and any Statements of Work related thereto) and the Escrow Agreement between IBM and ODI, and any other agreement entered into that references this Agreement.

2.14 Parent shall mean, with respect to a party hereto, a corporation, company or other entity of which such party is a direct or indirect Subsidiary.

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2.15 Related Companies shall mean, with respect to any party hereto, all other parties hereto that are related to each other, directly or indirectly, as Parent and Subsidiary.

2.16 Subsidiary shall mean a corporation, company or other entity (1) at least fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or
(2) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but at least fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is, now or hereafter, owned, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership exists. A direct or indirect Subsidiary of a Subsidiary of IBM or ODI shall be deemed for these purposes to be a Subsidiary of IBM or ODI, as the case may be.

2.17 Subsidiary Addendum shall mean a Subsidiary Addendum in substantially the form attached hereto as Appendix H.

2.18 Third Party Confidential Information shall mean Information which a party hereunder received in confidence from a third party (other than a direct or indirect Parent or Subsidiary of such party) subject to a non-disclosure obligation.

2.19 Unrelated Companies shall mean, with respect to any party hereto, all other parties to this Agreement that are not Related Companies of such party.

2.20 Writing shall mean any representation of Information in any tangible form or medium (including without limitation, machine-readable form).

3.0 PREVIOUS AGREEMENTS

This Agreement replaces the following agreements with respect to Information disclosed after the Date of Agreement. The original terms and relevant periods of confidentiality in those agreements shall govern any disclosures made before this Agreement is signed.

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         1. Agreement for the Exchange of Confidential Information, Number
AIX-A-001, dated 1/22/91;

         2. Agreement for the Exchange of Confidential Information, Number 071091, dated October 7, 1991, as amended.

4.0 CLASSIFICATION OF INFORMATION GENERALLY

All Information of one party, or of a direct or indirect Parent or Subsidiary of such party, that is disclosed by that party or one of its Related Companies (hereinafter the "Disclosing Party") to an Unrelated Company in any manner, including by means of a Writing, orally or visually (including, without limitation, all Information disclosed pursuant to any of the Other Agreements), shall be Class I Confidential Information, other than Non- Confidential Information and Information that is disclosed as Class II Confidential Information in accordance with Section 5.0. "Receiving Party" shall mean both the first Unrelated Company to whom the initial disclosure of Information is made (the "Initial Receiving Party") and any of its Related Companies to whom the Information is properly disclosed by either (1) the original Disclosing Party, (2) the Initial Receiving Party, or (3) any Related Company of the original Disclosing Party or the Initial Receiving Party; provided, however, that nothing in this sentence shall be construed as permitting any disclosure by the Initial Receiving Party or any of its Related Companies that is not otherwise permitted by this Agreement.

Each party agrees that its rights, obligations and limitations under this Agreement shall apply to all Information of an Unrelated Company that it receives under this Agreement, regardless whether the party receives the Information directly from the Disclosing Party or from another party.

5.0 DISCLOSURE OF CLASS II CONFIDENTIAL INFORMATION

With respect to any Class II Confidential Information to be disclosed, the Disclosing Party will prepare and deliver to the Initial Receiving Party prior to the disclosure thereof a Supplement to this Agreement (hereinafter "Supplement") substantially in the form set out in Appendix C.

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Each Supplement will identify the purpose of the disclosure and the person designated by the Disclosing Party and by the Initial Receiving Party, respectively, to be its Information Exchange Coordinator for the disclosure and will contain the expected initial and final disclosure dates. The obligations of the parties with respect to Information begin on the date of actual initial disclosure of such Information. The Supplement will also contain a non-confidential general description of the Class II Confidential Information to be disclosed, a statement of the purpose or purposes to which use of such Class II Confidential Information by the Receiving Party is limited, and any additional terms and conditions for that Confidential Information. Prior to the actual initial disclosure of any Class II Confidential Information, the applicable Supplements must be signed by the Information Exchange Coordinators for the Disclosing Party and the Initial Receiving Party. In order to facilitate compliance with the following paragraph, the parties shall endeavor to use a single Supplement for each project or undertaking requiring ongoing disclosure of Class II Confidential Information.

When Class II Confidential Information (other than Source Code) is disclosed through the furnishing of a Writing, the Writing will bear an appropriate legend, such as "IBM Confidential Restricted," "ODI Confidential Restricted", or "Class II"; provided however, that omission of such a legend from a copy of a Writing that has previously been furnished to any Receiving Party with such a legend will not result in such Writing or its contents ceasing to be Class II Confidential Information. Writings bearing the legend "Class II" will also bear a legend such as "IBM Confidential", "IBM Internal Use" "ODI Confidential", or "ODI Proprietary". At the initial disclosure of a Writing (other than one electronically transmitted), either the Writing or a transmittal accompanying the Writing will state the approximate date of disclosure and that the Information is being disclosed pursuant to a specific Supplement. If the initial Receiving Party elects to receive the Class II Confidential Information, the recipient shall (i) sign the Writing, a copy of the Writing, or the accompanying transmittal, thereby indicating that such Information is Class II Confidential Information and agreement to receive the same, and (ii) return an appropriate signed copy to the Disclosing Party. Notwithstanding anything herein to the contrary, any recognizable amount of Source Code (regardless of whether disclosed in a Writing or by

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electronic transmission) shall automatically be deemed to be Class II
Confidential Information (regardless whether covered by a Supplement or otherwise disclosed in accordance with the requirements of this Section 5.0) unless the parties expressly agree otherwise in the Supplement.

When a disclosure of Class II Confidential Information is first made orally and/or visually, then it shall be confirmed in a written resume. The resume will be prepared by the Disclosing Party and delivered to the Initial Receiving Party within twenty (20) days following such disclosure. The resume will specifically recite that Information which shall be treated as Class II Confidential Information and will not be deemed to cover Information that is not summarized. The resume shall state the approximate date of disclosure and that the Information was or is being disclosed pursuant to a specific Supplement. If the Initial Receiving Party elects to receive the Class II Confidential Information, the recipient shall (i) sign the resume, or a copy thereof, thereby indicating that such Information is Class II Confidential Information and agreement to protect the same under the provisions of Section 7.2, and (ii) return an appropriate signed copy to the Disclosing Party. If the Initial Receiving Party elects not to sign the resume, or a copy thereof, the Initial Receiving Party will deliver to Disclosing Party or destroy any materials or written notes in which the orally and/or visually disclosed Information may have been recorded by the Initial Receiving Party or any other Receiving Party. Notwithstanding the foregoing, if Source Code or Design Notes are disclosed visually to the Receiving Party (for example, if representatives of the Disclosing Party and the Receiving Party together scroll on-line through portions of a Source Code listing) and such Source Code or Design Notes are covered by a Supplement, then the Disclosing Party will not be required to confirm the disclosure in a written resume and the Source Code or Design Note thus disclosed shall be treated as Class II Confidential Information.

When Class II Confidential Information is electronically transmitted, the parties shall adhere to the requirements in Appendix B, paragraph 4. Such electronic transmissions shall only be sent by the Disclosing Party to those individual addresses on a list submitted by the Initial Receiving Party and agreed to by the Disclosing Party. In addition, the Information

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Exchange Coordinator for the Initial Receiving Party shall be copied on all such electronic transmissions on no less frequently than a monthly basis, the Disclosing Party shall deliver to the Initial Receiving Party a transmittal identifying all such Class II Confidential Information disclosed electronically to the Initial Receiving Party during that period. An Information Exchange Coordinator for the Initial Receiving Party shall sign and return a copy of such transmittal. For electronic transmissions of Class II Confidential Information, the requirements set forth in this paragraph shall be in lieu of all of the requirements set forth above in this Section 5.0 for disclosures made through a Writing or orally or visually, except for the Supplement requirement.

For Information first disclosed in a tangible form or medium or by electronic transmission and sought to be treated as Class II Confidential Information, if the Disclosing Party inadvertently fails to comply with any applicable Supplement description, marking, transmittal or other requirements of this
Section 5.0, "DISCLOSURE OF CLASS II CONFIDENTIAL INFORMATION", then, if within one hundred twenty (120) days from the initial disclosure of such Information, such Disclosing Party cures such non-compliance in a subsequent disclosure to the Initial Receiving Party that does meet such requirements, the Initial Receiving Party and any other Receiving Party shall thereafter treat such Information as Class II Confidential Information hereunder, but, until such time, such Information shall be treated as Class I Confidential Information and the liability for any disclosure of such Information shall be governed by
Section 12.0. If the Disclosing Party wishes to effect such a cure and the Initial Receiving Party refuses to amend the Supplement description or accept the Writing with the required marking or under the required transmittal or as having been transmitted electronically to appropriate recipients, as the case may be, then the Initial Receiving Party and any other Receiving Party will deliver to the Disclosing Party or destroy the Writing in question (regardless whether electronically transmitted), all copies thereof, and any materials and written notes containing the Information disclosed therein.

The Supplement description, marking, transmittal, and other requirements of this
Section 5.0 apply only to disclosures by the Disclosing Party to the Initial Receiving Party. Reference is

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made to Section 9.1 hereof which, among other things, imposes certain obligations in connection with disclosures of Unrelated Company Confidential Information among Related Companies.

Information that is disclosed as Class II Confidential Information in accordance with this Section 5.0, may be "declassified" by the Disclosing Party. The Disclosing Party wishing to declassify any of its Class II Confidential Information shall send written notice, signed by one of the Disclosing Party's Information Exchange Coordinators, to the Initial Receiving Party, specifying which of its Class II Confidential Information it is declassifying and whether such Information should henceforth be considered Class I Confidential Information or Non-Confidential Information.

An Information Exchange Coordinator for the Initial Receiving Party shall sign and return a copy of such written notice.

6.0 NON-CONFIDENTIAL INFORMATION

With respect to all Non-Confidential Information disclosed by one party to another party hereto, the Disclosing Party grants and agrees to grant to each Receiving Party, to the extent, if any, of the Disclosing Party's interest therein, a nonexclusive, irrevocable, unrestricted and worldwide license to use, have used, disclose to others, to make copies in the case of documents and to dispose of, all without limitation, such Non-Confidential Information in the development, manufacturing, marketing and maintenance of products and services which incorporate such Information, and each Receiving Party shall be free to use and disclose, for any purpose, any and all of the ideas, concepts, know-how or techniques contained in the disclosed Non- Confidential Information; provided that the foregoing license is subject to, and does not include any grant under, any applicable patent and trademark rights of the Disclosing Party; and provided further in each case that such use or disclosure is not prohibited or restricted under any of the Other Agreements and that nothing in this paragraph shall abrogate or limit any obligations under any of the Other Agreements. Such license includes the right to sublicense any direct or indirect Parent or Subsidiary, and others, to do any or all of the foregoing.

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Notwithstanding the foregoing, no license is granted in this Section 6.0,
"NON-CONFIDENTIAL INFORMATION", with respect to any copyrights in any of the following, or any reasonably recognizable part thereof: (i) any computer program, in Source Code or executable form, (ii) any deliverable provided pursuant to any of the Other Agreements, (iii) any Writing consisting of all or any part of a product (that is reasonably recognizable as such by the Receiving Party) that the Disclosing Party sells or licenses to third parties, or (iv) any Writing containing a copyright notice or any of the following legends: "IBM Confidential," "IBM Confidential Restricted," "IBM Internal Use Only," "ODI Confidential," "ODI Confidential Restricted," "ODI Proprietary," or "ODI Internal".

7.0 OBLIGATION OF CONFIDENTIALITY

7.1 Class I Confidential Information. Subject to the provisions of Section 8.0, "EXCEPTIONS," for the period of three (3) years, as measured from the date of actual initial disclosure of such Class I Confidential Information by the Disclosing Party to the Initial Receiving Party, each Receiving Party agrees to use reasonable care and discretion, at least commensurate.with that degree of care it uses to protect similar Information of its own, to avoid disclosure, publication, or dissemination of the Disclosing Party's Class I Confidential Information outside of the Receiving Party and those Related Companies and Contractors who are permitted to receive such Confidential Information in accordance with Section 9.0, "SUBSIDIARIES AND CONTRACTORS," hereof.

The parties agree that the items set forth in Appendix A are the minimum steps that must be taken by each Receiving Party of the Class 1 Confidential Information of the Disclosing Party to meet the standard of care and discretion recited above in this Section 7.1, "Class I Confidential Information". Each party agrees that on the reasonable request of the Disclosing Party made at any time, and from time to time, during the term of this Agreement, it will demonstrate to the Disclosing Party its compliance with the provisions of this
Section 7.1, "Class I Confidential Information", and with any other obligations set forth in this Agreement regarding the handling of the Class I Confidential Information of the Disclosing Party.

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Subject to any of the Disclosing Party's, or its direct or indirect Parent's or
Subsidiary's, applicable copyrights, trademarks, or patent rights, each Receiving Party shall be free to use any such Class Confidential Information of the Disclosing Party, any Writing prepared by the Disclosing Party and/or by any Receiving Party containing such Class I Confidential Information, and any ideas, concepts, know-how or techniques contained in any such Class I Confidential Information in the development, manufacture, marketing and maintenance of its products and services, or for any other purpose; provided in ease case that such use does not violate any of the obligations not to disclose, publish or disseminate such Class I Confidential Information during the period of confidentiality specified in this Section 7.1 "Class I Confidential Information", or an applicable Supplement; and provided further in each case that such use is not prohibited or restricted under any of the Other Agreements and that nothing in this paragraph shall abrogate or limit any obligations under any of the Other Agreements. Any Receiving Party may make written summaries of Class I Confidential Information, and may make a reasonable number of copies of any Writing containing Class I Confidential Information, solely for internal use as required in the performance of the Other Agreements or as required in furtherance of any joint business activities of the parties, except to the extent prohibited or restricted in any of the Other Agreements.

7.2 Class II Confidential Information. Subject to the provisions of Section 8.0, "EXCEPTIONS," for the period of time specified in the Supplement under which the Class II Confidential Information is disclosed or, in the event that no such time is specified in such Supplement, for the period of seven (7) years, as measured from the actual initial date of disclosure of such Class II Confidential Information by the Disclosing Party to the Initial Receiving Party, each Receiving Party agrees to use reasonable care and discretion, at least commensurate with that degree of care it uses to protect similar Information of its own, to avoid disclosure, publication, or dissemination of the Disclosing Party's Class II Confidential Information outside of those employees of such Receiving Party who have a predetermined need to know for the purposes stated in the applicable Supplement or in a Statement of Work referenced in such Supplement and those employees of its Related Companies and Contractors who have a predetermined need to know for such purposes and who are

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permitted to receive such Class II Confidential Information in accordance with
Section 9.0, "SUBSIDIARIES AND CONTRACTORS," hereof. The period of confidentiality for the Class II Confidential Information shall not exceed seven
(7) years. Each Receiving Party may make written summaries that are ancillary to the permitted use of such Class II Confidential Information, it being understood that any such written summaries also shall be subject to the provisions of this
Section 7.2, regardless of any marking thereof. No Receiving Party shall make copies of any Writing or written summaries containing Class II Confidential Information, except for one copy thereof which may be retained by the Receiving Party as an Archival Copy as provided in Section 10.0, "ARCHIVAL COPIES," hereof and except as provided in the following sentence. If Class II Confidential Information exists in an electronic format, such as on a computer system, a single copy may be printed out to effectively read the Information and a single copy may be made on additional computer storage media as necessary for system backup, it being understood that any such print-out or copy shall be subject to the provisions of this Section 7.2, regardless of any marking thereof. If additional copies of any such Writing are required by any Receiving Party, a reasonable number of such copies will be provided by the Disclosing Party upon receipt of a written request from the Receiving Party. The Information Exchange Coordinator for the relevant Supplement, in his discretion, may provide written approval to a written request by the Receiving Party to make a specified number of copies of any such Writing or written summary.

Within two (2) months following the expiration or termination of this Agreement, each Receiving Party will make reasonable effort to either return to the Disclosing Party or destroy all Writings (including resumes) received by such Receiving Party and copies thereof containing Class II Confidential Information (except for one copy thereof which may be retained by the Receiving Party as an Archival Copy as provided in Section 10.0, "ARCHIVAL COPIES," hereof) and shall certify in writing to the Disclosing Party that it has done so. The parties agree that the items set forth in Appendices A and B are the minimum steps that must be taken by each Receiving Party of the Class II Confidential Information of the Disclosing Party to meet the standard of care and discretion recited above in this Section 7.2, "Class II Confidential Information". Each party agrees that on the reasonable request

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of the Disclosing Party made at any time, and from time to time, during the term of this Agreement, it will demonstrate to the Disclosing Party its compliance with the provisions of this Section 7.2, "Class II Confidential Information", and with any other obligations set forth in this Agreement regarding the handling of the Class II Confidential Information of the Disclosing Party.

Except only as provided in the following paragraph with respect to residual Information, and to the extent permitted in the exceptions in paragraphs (1),
(2) and (3) of Section 8.0.1 "EXCEPTIONS," the Receiving Party, and any of its Related Companies and Contractors who may be permitted to receive any Class II Confidential Information, shall use Class II Confidential Information of the Disclosing Party only for the purposes authorized in the applicable Supplement or in a Statement of Work referenced in such Supplement.

Subject to any of the Disclosing Party's, its direct or indirect Parent's or Subsidiary's, applicable copyrights, trademarks, or patent rights, each Receiving Party shall be free to use any ideas, concepts, know-how or techniques retained in the unaided memory of its employees who have properly had access to Class II Confidential Information of the Disclosing Party in the development, manufacture, marketing and maintenance of the Receiving Party's or its Related Companies' products and services, or for any other purpose; provided in each case that such use does not violate any of the obligations not to disclose, publish or disseminate such Class II Confidential Information during the period of confidentiality specified in this Section 7.2 "Class II Confidential Information", or an applicable Supplement; and provided further in each case that such use is not prohibited or restricted under any of the Other Agreements and that nothing in this paragraph shall abrogate or limit any obligations under any of the Other Agreements.

8.0 EXCEPTIONS

Disclosure of Confidential Information shall not be precluded if such disclosure is:

         1. In response to a valid order of a court or other governmental body of the United States, or any other relevant

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foreign government, or any political subdivision of either; provided, however, that the party making the disclosure pursuant to the order shall promptly give notice to the Disclosing Party and make a reasonable effort to obtain a protective order requiring that the Information and/or documents so disclosed be used only for the purposes for which the order was issued; or

         2. Otherwise required by law; provided, however, that the party making the disclosure required by law shall, unless prevented by law or regulation, promptly give notice to the Disclosing Party and make a reasonable effort to provide that the Information will not be publicly disclosed and will be used only for the purpose for which such disclosure is required by law; or

         3. Necessary to establish rights under this Agreement; provided, however, that the party making such disclosure shall use reasonable efforts to provide that the Information will not be publicly disclosed.

The inherent disclosure, in the sale or licensing of any product or service (including any supporting documentation) by any Receiving Party, of Confidential Information which such Receiving Party was authorized to receive and so use under this Agreement and which is reasonably necessary to the permitted use of such product or service by customers, shall not in itself be deemed disclosure, publication, or dissemination of such Confidential Information for purposes of this Agreement.

9.0 SUBSIDIARIES AND CONTRACTORS

         9.1 Subsidiaries. Any Subsidiary of IBM or ODI may become a party to this Agreement upon (i) the written consent of such other party (i.e. ODI in the case of an IBM Subsidiary, and IBM in the case of an ODI Subsidiary) and (ii) the execution by such Subsidiary and delivery to all other parties of a Subsidiary Addendum. As a party, a Subsidiary assumes all the rights, obligations and limitations of a Disclosing Party and/or Receiving Party, as appropriate, under this Agreement. A Subsidiary who becomes a party hereto may disclose Information of its own or of any Related Company, if permitted by that Related Company. Also, such a Subsidiary may receive Unrelated Company Confidential Information from a Disclosing Party or from a Related Company of such Subsidiary. The terms and conditions of

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this Agreement (including, without limitation, the Appendices hereto) shall govern the receipt, use, and disclosure of Information by each Subsidiary, it being agreed that:

         1. Prior to the initial disclosure of Unrelated Company Confidential Information to, or receipt of Unrelated Company Confidential Information from, any such Subsidiary, the Subsidiary shall have become a party to this Agreement in the manner provided above;

         2. A party hereto may disclose to its Related Companies Confidential Information of an Unrelated Company, provided, however, that each party shall only disclose Class II Confidential Information to those employees of its Related Companies, if any, who have a predetermined need to know such Information for the purposes stated in the applicable Supplement or in a Statement of Work referenced in such Supplement;

         3. For any disclosure of Unrelated Company Confidential Information from one Related Company to another, the disclosing party shall inform the recipient that such Information is Confidential Information of the Unrelated Company, and, in the case of Class II Confidential Information, shall inform the recipient of the. terms of any applicable Supplements or Other Agreements and shall provide a copy of such Supplements or Other Agreements to the recipient;

         4. For any disclosure of Unrelated Company Confidential Information from one Related Company to another, the disclosing party shall ensure that all such Information disclosed in a tangible form or medium is identified as Information of the appropriate Unrelated Company, that it bears all proprietary rights notices and legends of the appropriate Unrelated Company that were contained on the original, and that, in the case of Class II Confidential Information, it is marked as "Confidential Restricted" or "Class II";

         5. All Information that is disclosed to the Initial Receiving Party in accordance with Section 5.0 of this Agreement shall constitute "Class II Confidential Information" for all purposes of this Agreement, and if disclosed to a Related Company shall be treated as such by such Related Company in accordance with this Agreement and any applicable Supplements or Other

                                      -16-
Agreements (whether or not such Related Company is a party thereto);

         6. Each of IBM and ODI shall use reasonable efforts to ensure that each of its Subsidiaries perform and comply with all of the terms and conditions of this Agreement, shall promptly inform the other such party of any known material failure of any such Subsidiary to perform or comply with any such terms and conditions, and shall cooperate with the other such party (at the first party's own expense) to remedy any such failure by such Subsidiary; and

         7. Each of IBM and ODI shall be fully and directly liable to the other for any failure of its own Subsidiaries to perform or comply with any of the terms and conditions of this Agreement as regards the Confidential Information of the other such party or its Subsidiaries. The foregoing shall not limit any rights or remedies that any party hereto (including IBM and ODI) may have against any such Subsidiary.

9.2 Contractors. IBM or ODI may disclose Unrelated Company Confidential Information to its own Contractors. No Subsidiary of IBM or ODI shall disclose any Unrelated Company Confidential Information to any Contractor, except that, upon the prior written consent of both IBM and ODI, a Subsidiary that has become a party hereto in accordance with Section 9.1 may disclose such Confidential Information to those of its Contractors as to which such consent has specifically been given. Each Contractor shall observe and comply with all the confidentiality obligations and restrictions on use to which the Contracting Party is bound, and the terms and conditions of this Agreement (including, without limitation, the Appendices hereto) shall govern the use and disclosure of such Unrelated Company Confidential Information by or to each Contractor, provided that:

         1. At least ten (10) business days prior to any initial disclosure of Unrelated Company Confidential Information to (i) any Special Contractor or (ii) any On-Site Contractor which develops or markets products that are competitive with those of the Unrelated Company, the Contracting Party shall notify the Information Exchange Coordinator of the Non-Contracting Party in writing, identifying such Contractor and stating the Information sought to be disclosed and the purpose for which such Contractor would use the Information. The Contracting Party shall not make such disclosure if the Non-Contracting Party notifies the Contracting Party in writing within such ten (10) business days period that it does not approve such disclosure (it being understood that this requirement is additional to the requirement above that any Subsidiary of IBM or ODI must obtain prior written consent before disclosing Unrelated Company Confidential Information to any of its Contractors);

         2. Notwithstanding anything in this Agreement to the contrary, and in addition to any other restrictions on use or disclosure of Confidential Information provided elsewhere herein, (i) each Contractor shall use such Confidential Information only on behalf of and for the benefit of the Contracting Party, and (ii) no Contractor shall disclose any such Confidential Information to anyone other than the Contracting Party;

         3. Prior to any disclosure of Confidential Information to any Contractor, the Contracting Party shall have entered into a written agreement with such Contractor sufficient to require that such Confidential Information shall be treated in accordance with the terms and conditions of this Agreement and to make the Non- Contracting Party a third party beneficiary of such agreement;

         4. The Contracting Party shall furnish the Non-Contracting Party, at the Non-Contracting Party's request, a copy of the relevant portions of each agreement referred to in preceding clause (3);

         5. In connection with any disclosure of Unrelated Company Confidential Information by the Contracting Party to such Contractor, the Contracting Party shall inform the Contractor that such Information is the Confidential Information of the Unrelated Company, and, in the case of Class II Confidential Information, shall inform the Contractor of the terms of any applicable Supplements or Other Agreements;

         6. In connection with the disclosure of Unrelated Company Confidential Information by the Contracting Party to such Contractor, the Contracting Party shall ensure that all such Information disclosed in a tangible form or medium is marked as "Confidential" Information of the appropriate Unrelated Company, that it bears all proprietary rights notices and legends of the appropriate Unrelated Company that were contained on the original, and that, in the case of Class II Confidential Information, it is marked as "Confidential Restricted" or "Class II";

         7. The Contracting Party shall use reasonable efforts to ensure that each such Contractor performs and complies with all of the terms and conditions of this Agreement as regards such Unrelated Company Confidential Information, shall promptly inform the Non-Contracting Party of any known material failure of any such Contractor to perform or comply with any such terms and conditions, and shall cooperate with the Non-Contracting Party (at the Contracting Party's expense) to remedy any such failure by such Contractor; and

         8. IBM and ODI shall be fully and directly liable to each other for any failure of their respective Contractors or a Contractor of one of their respective Related Companies to perform or comply with any of the terms and conditions of this Agreement as regards such Confidential Information. The foregoing shall not limit any rights or remedies that any party hereto (including the Non-Contracting Party) may have against any such Contractor.

10.0 ARCHIVAL COPIES

Each Receiving Party may retain a single archival copy (an "Archival Copy") of any Writing (including a resume or written summary thereof) received hereunder containing Confidential Information of the Disclosing Party or of the Disclosing Party's direct or indirect Parent or Subsidiaries. In addition to the other obligations and restrictions that are applicable under this Agreement to Confidential Information generally, the Receiving Party shall maintain each Archival Copy in locked storage that is accessible only to the persons designated for IBM and ODI in Appendix F or G or for any other Receiving Party in a Subsidiary Addendum, and shall remove any Archival Copy from such storage, and shall use such Archival Copy, only for the purpose of ascertaining or establishing its obligations or rights under this Agreement, or as may be expressly permitted in the Break-Up Agreement, # STL93035, dated April 10, 1993.

11.0 THIRD PARTY CONFIDENTIAL INFORMATION

No Third Party Confidential Information will be disclosed under this Agreement. No Receiving Party shall have any obligations under this Agreement with respect to Third Party Confidential Information received, whether or not such Third Party Confidential Information was disclosed inadvertently.

12.0 LIMITATION OF REMEDIES

For any claim against IBM or its Subsidiaries, or against ODI or its Subsidiaries, concerning the intentional and knowing breach of any obligation set out in this Agreement regarding Class I Confidential Information, the damaged party's sole and exclusive remedy shall be a suit at law for money damages. In no event shall such damaged party be entitled to collect damages of any kind in excess of $250,000 cumulatively for any and all such claims arising at any time under this Agreement.

For any other claim whatsoever against IBM or its Subsidiaries, or against ODI or its Subsidiaries, concerning breach of the obligations set out in this Agreement regarding Class I Confidential Information, the damaged party's sole and exclusive remedy shall be a suit at law for money damages. In no event shall such damaged party be entitled to collect damages of any kind in excess of $25,000 for any and all such other claims. The $25,000 shall be cumulative for any and all such other claims arising at any time under this Agreement.

The foregoing limitations will apply to any and all claims in connection with this Agreement with respect to Class I Confidential Information (other than any such claims against Contractors), regardless of the form of action, whether in contract or in tort, including negligence.

None of the foregoing limitations will apply to any claim or action concerning breach of any obligation hereunder regarding Class II Confidential Information, and the injured party may exercise all its rights and remedies, at law or in equity, in respect of any such breach.

13.0 GENERAL

         1. This Agreement does not require any party to disclose or to receive Information.

         2. It is understood that receipt of any Class I or Class II Confidential Information pursuant to this Agreement shall not create any obligation in any way to limit or restrict the assignment and/or reassignment of IBM and its Related Company employees within and between IBM and those Related Companies, or of ODI and its Related Company employees within and between ODI and its Related Companies.

         3. Following the period of confidentiality provided in a Supplement or herein, no obligation of confidentiality is assumed by or implied against the Receiving Party, its Related Companies or Contractors with respect to any Confidential Information disclosed hereunder.

         4. Neither IBM or any of its Related Companies, nor ODI or any of its Related Companies, may assign its rights or delegate its duties or obligations under this Agreement without prior written consent of ODI or IBM, as the case may be, which consent shall not be unreasonably withheld. Any attempt to do so is void.

         5. All parties will comply with all applicable United States and foreign export laws and regulations regarding the export of Information.

         6. This Agreement can only be modified under a written amendment thereto signed by IBM and ODI, which shall be binding on all the parties hereto. After any amendment is signed, IBM and ODI shall each provide a copy to their respective Related Companies.

         7. Upon the expiration or termination of all agreements between and among IBM, ODI, and their Related Companies that reference this Agreement, this Agreement shall terminate. Otherwise, this Agreement may only be terminated by written agreement of IBM and ODI, which shall be binding upon all of the parties hereto.

         8. Except for any provisions that are expressly limited to the term of this Agreement, the provisions of Sections 3, 6, 7, 8, 9, 10, 12 and 13, and the sixth paragraph of Section 5, shall survive any termination of this Agreement and continue indefinitely or, with respect to any provision that is expressly limited to a specified period, for such period.

         9. Nothing in this Agreement shall limit or abrogate any royalty or other payment obligation of either party under any of the Other Agreements.

         10. The parties make no warranty whatsoever with respect to any Information disclosed hereunder, and specifically disclaim any warranty of noninfringement, provided, however, that this sentence shall not limit or abrogate any express warranties with respect to any Information in any Other Agreement.

Except as may be expressly provided to the contrary in any Other Agreement, no party shall have any liability of any kind as a result of the use of any Information by any other party or its Contractors.

         11. All notices to be given in connection with the Agreement shall be effective upon receipt, shall be made in writing and shall be sufficiently given if personally delivered or if sent by courier or other express mail service, postage prepaid, addressed to the party entitled or required to receive such notice at the following address for IBM and ODI and at the addresses specified in a Subsidiary Addendum for a Subsidiary (or such other address as shall be specified by written notice to the other parties):

Notices to IBM:

         Laboratory Counsel
         IBM Corporation
         555 Bailey Avenue
         San Jose, CA 95141

Notices to ODI:

         Contract Services
         Object Design Inc.
         25 Burlington Mall Road
         Burlington, MA 01803

         12. The validity, construction and performance of this Agreement shall be determined in accordance with the substantive law of the State of New York. The parties hereby expressly waive any right to a jury trial and agree that any proceeding hereunder shall be tried by a judge without a jury.

         13. The parties acknowledge that they have read this Agreement, understand it, and agree to be bound by its terms and conditions. Further, they agree that the complete and exclusive statement of this Agreement between the parties relating to this subject shall consist of this Agreement. This statement of the agreement supersedes all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject, including, without limitation, the Agreement Regarding Confidential Information dated February 22, 1993, between IBM and ODI (the "Original ARCI") and each Agreement Regarding ARCI among IBM, ODI, and any IBM Subsidiary that has become a party hereto in accordance with Section 9.1 hereof (each, "Agreement Regarding ARCI"). All Information disclosed pursuant to the Original ARCI or any Agreement Regarding ARCI shall be and remain subject to the terms and conditions hereof. Any reproduction of this Agreement by reliable means will be considered an original of this document.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Authorized Representatives.

International Business                      Object Design, Inc.
Machines Corporation

ACCEPTED AND AGREED TO:                     ACCEPTED AND AGREED TO:



By:                                         By:
   -------------------------                   -------------------------


    ------------------------                   -------------------------
         Print Name                                  Print Name



    ------------------------                   -------------------------
            Title                                       Title



    ------------------------                   -------------------------
             Date                                        Date

                                   APPENDIX A

                MINIMUM STANDARDS OF CARE - CLASS I AND CLASS II


1. Secure all Writings, resumes or other items, including work in progress, which contain the Confidential Information of any Unrelated Company in a safe, file, desk, cabinet or other suitable container with locking device, or in a locked room with restricted access, when such Writings, resumes or other items are not in use.

2. Reproduce, on all copies (if any copies are permitted) of part or all of any Writings, resumes or other items that contain the Confidential Information of any Unrelated Company, any confidentiality, copyright and other proprietary rights notice included on or in the original.

3. Enter into a binding written agreement with each employee who has access to Confidential Information of any Unrelated Company that is sufficient to require that such Confidential Information will be treated in accordance with the terms and conditions of this Agreement; use reasonable efforts to cause each such employee to perform and comply with all the terms and conditions of this Agreement as regards such Confidential Information; promptly inform such Unrelated Company of any known material failure of any such employee to perform or comply with any such terms and conditions; and cooperate with such Unrelated Company (at no expense to such Unrelated Company) to remedy any such failure.

4. Review, with those employees of each Receiving Party and others who have access to the Confidential Information of any Unrelated Company, the responsibility of such employees with respect to such Confidential Information at the time such access is first granted and also at the time such employees are transferred or reassigned within such Receiving Party or at a time of termination of employment with such Receiving Party, whichever first occurs.

5. The following security provisions must be implemented should Class I and/or Class II Information be placed on an electronic data processing system:

5.1. Data Processing Controls

5.1.1. Each multiple-user information processing system will have password controlled access. Data sets will be protected and passwords will be controlled an access control system. Local Area Networks environments will have controls similar to the controls set forth above. Access to Information on stand-alone workstations will be controlled.

When such systems are not in use, Information will be secured.

5.1.2. Each system log-on password must not be obvious or trivial, and must be changed at least every six months.

5.1.3. The display or printing of system log-on and data set passwords and encryption keys must be either inhibited or masked.

5.2. Control of Information Storage Media

         In addition to the controls described above:

5.2.1. When available, security software should be used to protect Information stored on Information storage media.

5.2.2. When practical, Information storage tapes and disks containing Class I and/or Class II Confidential Information should only be accessible on data processing systems during the working hours of its authorized users. When not in use, the media should be locked in storage cabinets, a library facility or an office. A listing should be maintained showing the names of persons authorized to access the tapes and disks.

5.2.3. Before Information storage media containing Class I and/or Class II Confidential Information is released for reuse, it must be degaussed or completely overwritten to prevent the unauthorized disclosure of the Information.

                                   APPENDIX B

                MINIMUM STANDARDS OF CARE - SPECIFIC TO CLASS II


1. Maintain a list of the Writings, resumes or other items (including copies, if permitted) that contain the Class II Confidential Information of any Unrelated Company.

2. Promptly report the loss or unauthorized disclosure of Writings, resumes or other items which contain the Class II Confidential Information of any Unrelated Company to the Unrelated Company.

3. Periodically audit (no less than quarterly), to assure that there has not been any loss of any of the Writings, resumes or other items, including any work that includes or is based on the Confidential Information of the Unrelated Company classified as Class II.

4. Class II Confidential Information must be encrypted when the Information is electronically transmitted externally and the decryption and printing of the Information at the receiving location must be controlled to prevent unauthorized disclosures. In addition, a log showing these transmissions must be maintained and the originator of the transmission must communicate with the intended recipient to ensure the Information was successfully received and processed.

                                   APPENDIX C


           SUPPLEMENT TO AGREEMENT REGARDING CONFIDENTIAL INFORMATION

                      Reference Agreement Number: STL92602B
                      Supplement Number:___________________

Disclosing Party Name/Addr:                 Receiving Party Name/Addr:

___________________________                 ______________________________

___________________________                 ______________________________

___________________________                 ______________________________



Initial Disclosure Date:___________________________________

Final Disclosure Date:_____________________________________


DISCLOSING PARTY INFORMATION                RECEIVING PARTY INFORMATION
EXCHANGE COORDINATORS                       EXCHANGE COORDINATORS

1)_________________________________         1)_________________________________

2)_________________________________         2)_________________________________


DISCLOSING PARTY'S CONFIDENTIAL INFORMATION:
(NON-CONFIDENTIAL DESCRIPTION)




PURPOSE OF DISCLOSURE:
(IDENTIFY ANY RELATED STATEMENT OF WORK)

           SUPPLEMENT TO AGREEMENT REGARDING CONFIDENTIAL INFORMATION
(CONTINUED)


PURPOSE(S) TO WHICH USE OF CONFIDENTIAL INFORMATION IS LIMITED,
IF ANY:





ADDITIONAL TERMS AND CONDITIONS:








Please indicate your understanding and acceptance of this information by signing below.



Accepted and Agreed to:



DISCLOSING PARTY                            RECEIVING PARTY



By:__________________________________       ___________________________________

Name:________________________________       ___________________________________

Title:_______________________________       ___________________________________

Date:________________________________       ___________________________________

APPENDIX D        IBM AUTHORIZED REPRESENTATIVES


1)       Vice President, Data Management Solutions, currently, Mr. C. Arnold

2)       Director, Object Database Development, currently, Mr. I. Traiger

3)       Manager, OODB Business Relationships, currently Ms. B. Moncrieff

4)       Manager, OODB Development, currently Mr. R. Jackson



APPENDIX E        ODI AUTHORIZED REPRESENTATIVES


1)       Chief Executive officer, currently Mr. K. Marshall

2)       Chief Financial officer, currently Mr. T. Allen

3)       Vice President of Engineering, currently Mr. D. Stryker



APPENDIX F        AUTHORIZED TO ACCESS ARCHIVAL COPIES FOR IBM


1)       Manager, OODB Relationships, currently Ms. B. Moncrieff

2)       Manager, OODB Development, currently Mr. R. Jackson




APPENDIX G        AUTHORIZED TO ACCESS ARCHIVAL COPIES FOR ODI


1)       Chief Financial officer, currently Mr. T. Allen

                                   APPENDIX H

                               SUBSIDIARY ADDENDUM

                      Reference Agreement Number: STL92602B
                      Addendum Number:_____________________

I. Name and Address of Subsidiary:

_________________________________________________

_________________________________________________

_________________________________________________




II. Name of Parent Company:

_________________________________________________



III. Name and Address for the purpose of notices as specified in Section 13.11:


_________________________________________________

_________________________________________________

_________________________________________________

_________________________________________________



IV. Authorized Representatives:

1)_______________________________________________

2)_______________________________________________



V. Persons authorized to access Archival Copies:

1)_______________________________________________

2)_______________________________________________



The undersigned Subsidiary agrees to be a party to, and to be bound by all the terms and conditions of, the First Amended and Restated Agreement Regarding Confidential Information, Number STL92602B, dated February 22, 1993, as may be amended.


Accepted and Agreed to:

______________________________________
Subsidiary Name

By:___________________________________      Date:______________________________

Name:_________________________________

Title:________________________________


D. Agreement Regarding Confidential Information

Definitions:               Writing: tangible representation of information
                           Design Notes: computer programming design notes marked as "Design Notes" AND "Company Confidential
                           Restricted"

CLASS I Data:              All information is presumed to be CLASS I
                           Confidential Information.

CLASS II Data:             Prior to disclosure, the Disclosing Party prepares a
                           Supplement per Exhibit C (covers the Project)
                           Supplements are signed by both par-ties Information
                           Control Coordinators and state the purpose of the disclosure, period of disclosure and non-disclosure.

                           Actual transmittals of CLASS II data require a receipt and recipient signs their acceptance, with reference made to the applicable Supplement.

                           Must be marked "Company Confidential Restricted" OR "CLASS II"; or "CLASS II" AND "Company
                           Confidential"/" Company Internal Use"/"Company Proprietary"

                           If orally/visually disclosed, confirm in writing within 20 days in a "resume". Recipient must accept resume by signing, and if they do not, they must destroy or return notes taken if visually/orally disclosed. If disclosure is in tangible form but transmitting party fails to properly mark and/or provide a Supplement, disclosing party can cure within 120 days. Until cure, information is treated as CLASS I.

Obligations:               Object code is not confidential data, but parties
                           agree not to decompile or disassemble other's object code.

                           CLASS I obligations: data is protected for 3 years from disclosure against disclosure, publication, dissemination outside of Receiving Party and authorized Subsidiaries and Subcontractors in accordance with minimum standards of care listed in Appendix A.

                           Parties must be able to demonstrate compliance with requirements for handling and disclosing data. Transmitting party grants receiving party right to use CLASS I data.

                           CLASS I Grant: A broad, non-exclusive license is granted to use without disclosing, any and all non-confidential information transmitted, subject to patent and trademark rights of the disclosing party, and restrictions under Other Agreements. Further, no license is granted to copyrights (in computer programs in source code or executable form; deliverables under any Other Agreement; any Writing consisting of all or any part of a product; or any Writing containing a copyright notice or legend of confidentiality/proprietary specific legends listed on page 7)

                           CLASS II obligations: period of confidentiality is stated in each Supplement, and if omitted, the period shall be for 7 years following disclosure. People, Subsidiaries and Subcontractors with a need to know are predetermined and care shall be in accordance with minimum standards of care listed in Appendix A and B. Limited use is specified in each Supplement.

                           Recipient may make written summaries of CLASS II data which becomes CLASS 11 data. Only one archival copy may be made. Additional copies may be provided by the disclosing party after a written request is made - or the Info Exchange Coordinator may permit requester to make limited number of copies of the data or the summary.

                           Within 2 months of termination or expiration of Agreement, all CLASS II Writings must be returned or destroyed and so certify.

                           CLASS II grant: can use the data for the limited purposes stated in the associated Supplement and can "use any ideas, concepts, know-how or techniques retained in the unaided memory of those employees who have had proper access...in the development, manufacture, marketing and maintenance of their products and services or for any other reason provided there is no unauthorized disclosure.

Exceptions                 Disclosure permitted where there is a court order,
                           when required by law, or when necessary to establish rights under this Agreement. Also, the inherent disclosure made when selling/ licensing a product or service is not violative of this Agreement.

Subsidiaries               May become a party to the Agreement by executing an
                           Addendum (Appendix H) with the unrelated company, and in doing so, assumes all of the rights and obligations of the Disclosing/Receiving party.

Subcontractors             Competing companies of the disclosing party who are
                           Subs of the receiving party may receive the disclosing party's confidential information if a request is made in writing to the disclosing party, who either assents or fails to object in writing within 10 business days of the making of the request.
                           These competing special or on site contractors an use only the information for the benefit of the receiving party. All noncompetitor Subs can receive confidential information.

                           Receiving party has the obligation to execute sufficient NDAs with Subcontractors and will make disclosing party a third party beneficiary. Copies of relevant portions of these agreements must be provided to the disclosing party. The Disclosing party retains an obligation to ensure that his Sub complies and is liable to the disclosing party if the Sub does not.

Archival                   A single archival copy of any writing may be kept
Copies                     by a receiving party, maintained in locked storage,
                           and made available only to those people identified in the Appendix as having access and only for the purpose of establishing rights/obligations under the Agreement.

3rd Party Info             No third party confidential info is to be exchanged.

Limitation of              CLASS I intentional disclosure: $250K cumulatively
Remedies                   CLASS I unintentional disclosure: $25K cumulatively.

Appendix A                 Minimum Standards of Care for CLASS I & II Data

                           1. Secure all writings with confidential information in a locked container or restricted access room when not in use.

                           2. Use proprietary rights notices on all created writings containing confidential information.

                           3. Written agreements must be signed with each E'ee having access to confidential information and enforce.

                           4. Brief E'ss on obligations upon providing access to confidential information, and upon completion of work requiring access.

                           5. Implement the Security Controls listed for Data Processing and Information Storage Media

Appendix B                 Additional Standards of Care for CLASS II Data
                           Maintain a log of proprietary writings Promptly report unauthorized disclosure Perform quarterly audit

                           Ensure that external transmissions are encrypted and transmission and receipt is logged by originator; and printed versions are controlled and logged.

                                      -36-